                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                                   SPSS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                                  [SPSS LOGO]

                                   SPSS INC.
                             233 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2000

     The 2000 annual meeting of Stockholders of SPSS Inc. will be held at the headquarters of SPSS at 233 South Wacker Drive, Chicago, Illinois, on Wednesday, June 14, 2000 at 1:00 p.m. (Chicago time), for the following purposes:

     (1) To elect two directors of SPSS to serve until the 2003 annual meeting of Stockholders;

     (2) To ratify the appointment of KPMG LLP as independent auditors of SPSS for the fiscal year 2000; and

     (3) To transact any other business as may be properly brought before the annual meeting or any adjournment thereof.

     Only stockholders of record as of May l, 2000, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes. Sending in your proxy will not prevent you from voting in person at the annual meeting.

                                          By Order of the Board of Directors

                                          [/s/ Edward Hamburg]
                                          Edward Hamburg
                                          Secretary of SPSS Inc.

Chicago, Illinois
May 15, 2000

                                   SPSS INC.
                             233 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2000

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SPSS INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS AT 1:00 P.M. (CHICAGO TIME) ON JUNE 14, 2000. Shares of SPSS' common stock, par value $0.01 per share, represented by a properly executed proxy in the accompanying form, will be voted at the annual meeting. If no specific instructions are given with regard to matters being voted upon, the shares represented by a signed proxy card will be voted according to the recommendations of the Board of Directors of SPSS (the "Board"). The Board presently does not intend to bring any matter before the annual meeting except those referred to in this Proxy Statement and specified in the Notice of Annual Meeting, nor does the Board know of any matters which anyone else proposes to present for action at the annual meeting. However, if any other matters properly come before the annual meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the annual meeting, will be authorized to vote or otherwise act thereon using their reasonable judgment and discretion; provided, however, that proxies directing a vote against a proposal may not be voted, pursuant to such discretionary authority, for a proposal to adjourn the annual meeting to permit further solicitation with respect to the proposal. The proxy may be revoked at any time before its exercise by sending written notice of revocation to Edward Hamburg, Secretary, SPSS Inc., 233 South Wacker Drive, Chicago, Illinois 60606, by signing and delivering a subsequently dated proxy card or by attending the annual meeting in person and giving notice of revocation to the Inspector of Election. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to stockholders beginning on or about May 15, 2000.

     May 1, 2000 was the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. On that date, there were outstanding and entitled to vote 9,736,021 shares of SPSS common stock, which is SPSS' only class of voting securities. Each stockholder is entitled to one vote for each share of SPSS common stock held of record. For a period of at least ten days prior to the annual meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by stockholders during regular business hours at SPSS' headquarters, 233 South Wacker Drive, Chicago, Illinois.

     One Inspector of Election, a representative of Harris Trust and Savings Bank appointed by the Board of Directors, will determine the shares represented at the annual meeting and the validity of proxies and count all votes. Abstentions and broker non-votes will be included when determining whether a quorum is present at the annual meeting. An abstention has the effect of voting against a matter since an abstention is counted as a share "entitled to vote," but is not included as a vote for or against such matter. Broker non-votes have no effect since they are not counted as shares "entitled to vote" and are not included as votes for or against any proposal.

     A plurality of the shares of SPSS common stock present in person or represented by proxy at the annual meeting is required for the election of directors. An affirmative vote of a majority of the shares of SPSS common stock present in person or represented by proxy and entitled to vote at the annual meeting is required for the approval of all other matters being submitted to the stockholders for their consideration.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     In accordance with the by-laws of SPSS, the Board of Directors has at present fixed the number of directors constituting the Board at five. In accordance with SPSS' Restated Certificate of Incorporation, the directors have been divided into three classes. The class of directors whose term expires at the 2000 annual meeting consists of two (2) persons. SPSS proposes to elect two
(2) directors, each of whom will hold office for a term of three years and until their successors have been duly elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominees named in this Proxy Statement.

     SPSS has no reason to believe that the nominees named herein will be unavailable to serve as directors. However, if such nominees for any reason are unable to serve or for good cause will not serve, the proxy may be voted for such substitute nominees as the persons appointed in the proxy may in their discretion determine. Stockholders may not cumulate their votes in the election of directors.

     The following nominees are currently directors of SPSS:

     JACK NOONAN has served as Director as well as President and Chief Executive Officer since joining SPSS in January 1992. Mr. Noonan was President and Chief Executive Officer of Microrim Corp., a developer of database software products, from 1990 until December 1991. Mr. Noonan served as Vice President of the Product Group of Candle Corporation, a developer of IBM mainframe system software, from 1985 to 1990. Mr. Noonan is a Director of ShowCase Corporation, Morningstar, Inc. and Repository Technologies, Inc. Mr. Noonan is a member of the advisory committee to Napersoft, Inc.

     MICHAEL D. BLAIR has been a Director of SPSS since July 1997. Since April 1974, he has been Chairman, Chief Executive, and founder of Cyborg Systems, Inc., a human resource management software company. Mr. Blair is a Director of Praxis International, Computer Corporation of America, and Repository Technologies, Inc. He is a board member of Information Technology Association of America, President of the Chicago Software Association, a board member of the American Software Association, and a board member of Benefits & Compensation Magazine. Mr. Blair holds a bachelor's degree in mathematics and physics from the University of Missouri.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
           THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

            INFORMATION CONCERNING EXECUTIVE OFFICERS AND DIRECTORS

     The following table shows information as of March 17, 2000 with respect to each person who is an executive officer or director of SPSS.

                NAME                     AGE                            POSITION
                ----                     ---                            --------
Norman Nie...........................    56     Chairman of the Board of Directors
Jack Noonan..........................    52     Director, President and Chief Executive Officer
Edward Hamburg.......................    48     Executive Vice President, Corporate Operations, Chief
                                                Financial Officer and Secretary
Louise Rehling.......................    56     Executive Vice President, Product Development
Mark Battaglia.......................    40     Executive Vice President, Corporate Marketing
Ian Durrell..........................    57     Executive Vice President, SPSS Market Research
Susan Phelan.........................    43     Executive Vice President, SPSS Business Intelligence
Bernard Goldstein(1)(2)..............    69     Director
Merritt Lutz(1)......................    57     Director
Michael Blair(1)(2)..................    55     Director

-------------------------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     Edward Hamburg, Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary, was elected Senior Vice President, Corporate Operations in July 1992, Chief Financial Officer in June 1993 and Secretary in June 1994. Dr. Hamburg previously served as Senior Vice President, Business Development, and was responsible for product and technology acquisitions as well as joint venture opportunities. Dr. Hamburg first joined SPSS in 1978 and served in a variety of marketing and product management capacities. He joined the faculty at the University of Illinois at Chicago in 1982, and returned to SPSS in 1986. Dr. Hamburg received his Ph.D. from the University of Chicago.

     Louise Rehling, Executive Vice President, Product Development, oversees management of all stages of product development. Ms. Rehling joined SPSS in 1982 as Vice President of Development and Services and has served in her current position since 1987. Ms. Rehling received her BS in Mathematics from the University of Illinois and her MS in Information Sciences and MA in Psychology from the University of Chicago.

     Mark Battaglia, Executive Vice President, Corporate Marketing, joined SPSS in October 1988. Mr. Battaglia served as Vice President of Marketing at London House, a publisher in the Maxwell Communications family, from June 1987 until joining SPSS. Mr. Battaglia received his MBA in 1984 from the University of Chicago.

     Ian Durrell, Executive Vice President, SPSS Market Research, joined SPSS in February 1991. Before that time, he served as head of European marketing for Unify Corporation, a supplier of relational database management systems, and was a partner of Partner Development International, a strategic partnering firm from 1987 to 1989. Mr. Durrell graduated from the Royal Military Academy, Sandhurst, in the United Kingdom.

     Susan Phelan, Executive Vice President, SPSS Business Intelligence, joined SPSS in 1980 as a sales representative. She assumed her current position in 1987. Ms. Phelan received her MBA from the University of Illinois at Chicago.

     Bernard Goldstein has been a Director of SPSS since 1987. He is a Director of Broadview International, LLC, which he joined in 1979. He is a past President of the Information Technology Association of America, the industry trade association of the computer service industry, and past Chairman of the Information Technology Foundation. Mr. Goldstein was a Director of Apple Computer Inc. until August 1997, and is currently a Director of Sungard Data Systems, Inc., Giga Information Group, Inc, and several privately held companies. He is a graduate of both the Wharton School of the University of Pennsylvania and the Columbia University Graduate School of Business.

     Merritt Lutz has been a Director of SPSS since 1988. He is currently a Senior Advisor of Morgan Stanley Dean Witter & Co. managing its strategic technology investments and partnerships. Previously, he was President of Candle Corporation, a worldwide supplier of systems software from 1989 to November 1993. Mr. Lutz is a Director of Interlink Electronics, Inc., Persistence Software and three privately held software companies: Algorithmics, Thru Point and Business Engine Software. Mr. Lutz serves on the Board of Managers at the University of Rochester-Eastman School of Music and Michigan State University College of Arts and Letters National Advisory Council. He is a former Director of Information Technology Association of American and the NASD Industry Advisory Committee. He holds a bachelors and masters degree from Michigan State University.

     Norman Nie, Chairman of the Board and co-founder of SPSS, designed SPSS' original statistical software beginning in 1967 and has been a Director and Chairman of the Board since SPSS' inception in 1975. He served as Chief Executive Officer of SPSS from 1975 to 1991. In addition to his current responsibilities as Chairman of the Board, Dr. Nie is a research professor at Stanford University and a professor emeritus in the Political Science Department at the University of Chicago. His research specialties include public opinion, voting behavior and citizen participation. He has received three national awards for his books in these areas. During 1998, he became a technology partner in Oak Investment Partners and is a director of several privately-held companies. Dr. Nie received his Ph.D. from Stanford University.

     SPSS' Board of Directors is divided into three classes serving staggered three-year terms. Mr. Noonan and Mr. Blair are serving three-year terms expiring at the 2000 annual meeting. Mr. Lutz is serving a three-year term expiring at the 2001 annual meeting. Mr. Goldstein and Dr. Nie are serving three-year terms expiring at the 2002 annual meeting. For a discussion of the nomination rights granted to specific stockholders of SPSS, see "Related Transactions-Stockholders Agreement." The executive officers named herein have terms expiring at the next annual meeting or when their successors are duly elected and qualified.

INFORMATION ABOUT THE BOARD OF DIRECTORS

     The Board of Directors held five meetings during 1999. The Board of Directors has two standing committees -- the Audit Committee and the Compensation Committee. During 1999, no Director attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or all meetings of the Compensation Committee and Audit Committee, held while serving as a Director.

     Audit Committee. In 1999, the Audit Committee consisted of Messrs. Goldstein and Blair, each a non-employee director. Among the Committee's functions are making recommendations to the Board of Directors regarding the continued engagement of independent auditors, reviewing with the independent auditors and SPSS' financial management the financial statements and results of the audit engagement, reviewing the adequacy of SPSS' system of internal accounting controls, and reviewing and approving audit and nonaudit fees. In 1999, the Audit Committee met once with the Board of Directors as a whole and with SPSS' independent auditors, KPMG LLP, to discuss audit and accounting matters.

     Compensation Committee. In 1999, the Compensation Committee consisted of Messrs. Goldstein, Blair and Lutz, each a non-employee director. The Committee's primary functions are to make recommendations to the Board of Directors concerning remuneration arrangements for senior management and to review and make recommendations concerning the administration of certain Company benefit plans. The Compensation Committee held one meeting during 1999.

COMPENSATION OF DIRECTORS

     For the year ended December 31, 1999, non-employee directors of SPSS were entitled to receive 5,000 options. Each director was also reimbursed by SPSS for reasonable expenses incurred in connection with services provided as a director. During 1999, Dr. Nie received compensation of $80,800 for consultant work on a part-time basis.

                             EXECUTIVE COMPENSATION

     The following tables show (a) the compensation paid or accrued by SPSS to the Chief Executive Officer, and each of the five most highly compensated officers of SPSS, other than the CEO, serving on December 31, 1999 (the "named executive officers") for services rendered to SPSS in all capacities during 1997, 1998, and 1999, (b) information relating to option grants made to the named executive officers in 1999 and (c) certain information relating to options held by the named executive officers. SPSS made no grants of freestanding stock appreciation rights ("SARs") in 1997, 1998, or 1999, nor did SPSS make any awards in 1997, 1998 or 1999 under any long-term incentive plan.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                    --------------------------------------   -------------------------------------------
                                                                                      AWARDS             PAYOUTS
                                                                             -------------------------   -------
                                                                             RESTRICTED    SECURITIES
                                       SALARY                 OTHER ANNUAL     STOCK       UNDERLYING     LTIP      ALL
                                    COMPENSATION    BONUS     COMPENSATION    AWARD(S)    OPTIONS/SARS   PAYOUTS   OTHER
NAME AND PRINCIPAL POSITION  YEAR       ($)          ($)          ($)          ($)(1)        (#)(2)        ($)      ($)
---------------------------  ----   ------------    -----     ------------   ----------   ------------   -------   -----
Jack Noonan,...............  1999     $256,500     $ 96,125       None          None         50,000       None     None
  President and Chief        1998     $242,500     $185,679       None          None         50,000       None     None
  Executive Officer          1997     $235,000     $132,656       None          None         50,000       None     None
Ian Durrell,...............  1999     $197,000     $141,500       None          None         25,000       None     None
  Executive Vice President,  1998     $197,000     $ 27,229       None          None         25,000       None     None
  SPSS Market Research(3)    1997     $197,000     $ 30,933       None          None         25,000       None     None
Edward Hamburg,............  1999     $156,000     $ 46,375       None          None         25,000       None     None
  Executive Vice President,  1998     $156,000     $ 82,922       None          None         25,000       None     None
  Corporate Operations and   1997     $156,000     $ 58,027       None          None         25,000       None     None
  Chief Financial Officer
Louise Rehling,............  1999     $135,200     $ 73,875       None          None         25,000       None     None
  Executive Vice President,  1998     $135,200     $ 66,645       None          None         25,000       None     None
  Product Development        1997     $135,200     $ 91,357       None          None         25,000       None     None
Mark Battaglia,............  1999     $127,000     $ 41,375       None          None         25,000       None     None
  Executive Vice President,  1998     $110,000     $ 70,262       None          None         25,000       None     None
  Corporate Marketing        1997     $110,000     $ 54,342       None          None         25,000       None     None
Susan Phelan,..............  1999     $127,000     $ 84,080       None          None         25,000       None     None
  Executive Vice President,  1998     $120,000     $ 83,419       None          None         25,000       None     None
  SPSS Business              1997     $110,300     $ 57,743       None          None         25,000       None     None
    Intelligence

-------------------------
(1) On December 31, 1999, Dr. Hamburg held 8,800 shares, Ms. Rehling held 2,915 shares and Ms. Phelan held 1,986 shares of restricted common stock having a market value, based on the closing price of the common stock on that date, of $222,200 for Dr. Hamburg's shares, $73,603.75 for Ms. Rehling's shares and $50,146.50 for Ms. Phelan's shares.

(2) Amounts reflected in this column are for grants of stock options for the common stock of SPSS. No stock appreciation rights have been issued by SPSS.

(3) Payments and options shown in the table for Mr. Durrell reflect payments and option grants to Valletta Investments Limited, a consulting company controlled by Mr. Durrell. Mr. Durrell does not receive any personal benefits or perquisites, payments of salary and bonus, awards of options or other compensation from SPSS in his individual capacity.

     The following table shows the number of options to purchase SPSS common stock granted to each of the named executive officers during 1999.

                1999 OPTION/STOCK APPRECIATION RIGHTS GRANTS(1)

                                                 INDIVIDUAL GRANTS
                             ---------------------------------------------------------      POTENTIAL REALIZABLE
                                              PERCENT OF                                  VALUE AT ASSUMED ANNUAL
                              NUMBER OF         TOTAL                                       RATES OF STOCK PRICE
                              SECURITIES     OPTIONS/SARS     EXERCISE        LATEST          APPRECIATION FOR
                              UNDERLYING      GRANTED TO       OR BASE       POSSIBLE         OPTION TERM (2)
                             OPTIONS/SARS    EMPLOYEES IN       PRICE       EXPIRATION    ------------------------
          NAME                GRANTED(#)         1999          ($/SH)          DATE         5%($)        10%($)
          ----               ------------    ------------     --------      ----------      -----        ------
Jack Noonan..............       50,000          10.59%         $20.500       01/03/09     $644,617     $1,633,586
Ian Durrell(3)...........       25,000           5.30%         $20.500       01/03/09     $322,308     $  816,793
Edward Hamburg...........       25,000           5.30%         $20.500       01/03/09     $322,308     $  816,793
Louise Rehling...........       25,000           5.30%         $20.500       01/03/09     $322,308     $  816,793
Mark Battaglia...........       25,000           5.30%         $20.500       01/03/09     $322,308     $  816,793
Susan Phelan.............       25,000           5.30%         $20.500       01/03/09     $322,308     $  816,793

-------------------------
(1) The Board of Directors of SPSS may, at its discretion, grant additional options to the option holders in the event the option holders pay for the exercise price of the options by tendering by attestation SPSS common stock. In that case, the Board could grant these "reload" options in an amount equal to the number of shares of SPSS common stock that the option holder tendered by attestation.

(2) In satisfaction of applicable SEC regulations, the table shows the potential realizable values of these options, upon their latest possible expiration date, at arbitrarily assumed annualized rates of stock price appreciation of five and ten percent over the term of the options. The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options at the end of the ten-year period starting with their vesting commencement dates, based on the assumptions shown above. Because actual gains will depend upon the actual dates of exercise of the options and the future performance of the common stock in the market, the amounts shown in this table may not reflect the values actually realized. No gain to the named executive officers is possible without an increase in stock price which will benefit all stockholders proportionately. Actual gains, if any, on option exercises and common stock holdings are dependent on the future performance of the common stock and general stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved, or that the stock price will not be lower or higher than projected at five and ten percent assumed annualized rates of appreciation.

(3) Options shown in the table for Mr. Durrell are options granted to Valletta.

        AGGREGATED OPTION/STOCK APPRECIATION RIGHT EXERCISES IN 1999 AND
                YEAR-END OPTION/STOCK APPRECIATION RIGHT VALUES

                                                                                            VALUE OF
                                                                      NUMBER OF            UNEXERCISED
                                                                     UNEXERCISED          IN-THE-MONEY
                                                                   OPTIONS/SARS AT       OPTIONS/SARS AT
                                                                      YEAR-END              YEAR-END
                                      SHARES                           (#)(1)               ($)(1)(2)
                                    ACQUIRED ON      VALUE         ---------------    ---------------------
                                     EXERCISE      REALIZED         EXERCISABLE/          EXERCISABLE/
              NAME                      (#)        ($)(1)(4)        UNEXERCISABLE         UNEXERCISABLE
              ----                  -----------    ---------        -------------         -------------
Jack Noonan.....................        None         N/A           291,439/92,228     $7,358,835/$2,328,757
Ian Durrell(3)..................        None         N/A            79,281/45,719     $2,001,845/$1,154,405
Edward Hamburg..................       4,100        81,879         145,914/45,719     $3,684,329/$1,154,405
Louise Rehling..................        None         N/A           126,947/45,719     $3,205,412/$1,154,405
Mark Battaglia..................        None         N/A           133,614/45,719     $3,373,754/$1,154,405
Susan Phelan....................       6,500       152,425         115,448/45,719     $2,915,062/$1,154,405

-------------------------
(1) All information provided is with respect to stock options. No stock appreciation rights have been issued by SPSS.

(2) These amounts have been determined by multiplying the aggregate number of options by the difference between $25.25, the closing price of the common stock on the Nasdaq National Market on December 31, 1999, and the exercise price for that option.

(3) Options shown in the table for Mr. Durrell are options granted to Valletta.

(4) These amounts have been determined by multiplying the aggregate number of options exercised by the difference between the closing price of the common stock on the Nasdaq National Market on the date of exercise and the exercise price for that option.

EMPLOYMENT AGREEMENTS

     SPSS entered into an employment agreement with Jack Noonan on January 14, 1992. This employment agreement provides for a one-year term with automatic one-year extensions unless Mr. Noonan or SPSS gives a written termination notice at least 90 days before the expiration of the initial term or any extension. It also provides for a base salary of $225,000 during the initial term, together with the same benefits provided to other employees of SPSS. The Board of Directors annually reviews Mr. Noonan's base compensation and increased it to $235,000 for 1993, 1994, 1995, 1996 and 1997, to $242,500 in 1998, and to
$256,500 in 1999. If SPSS terminates Mr. Noonan's employment without cause, SPSS must pay Mr. Noonan an amount equal to 50% of Mr. Noonan's annual base salary in effect at the time of termination. This amount is payable in 12 equal monthly installments. However, if Mr. Noonan finds other employment at a comparable salary, SPSS' obligation to make these payments ceases. The employment agreement requires Mr. Noonan to refrain from disclosing confidential information of SPSS and to abstain from competing with SPSS during his employment and for a period of one year after employment ceases. Only Mr. Noonan and Mr. Durrell, through a management services agreement with Valletta described in "Management Services Agreement" below, are employed through an employment or similar agreement. However, SPSS does have confidentiality and work-for-hire agreements with many of its key management and technical personnel.

MANAGEMENT SERVICES AGREEMENT

     SPSS has entered into a management services agreement with Valletta, which requires that Ian Durrell's services are provided to SPSS. Either Valletta or SPSS may terminate the agreement at any time upon 30 days' written notice. If SPSS terminates the agreement under the 30-day notice provision without cause, Valletta is entitled to termination payments equal to 50% of its annual compensation then in effect in six equal monthly installments. The agreement further provides that if specified performance standards are satisfied, Valletta is to receive annual compensation at a rate established by the Board of Directors plus incentive compensation. For 1999, Valletta's aggregate compensation, including bonus, was $338,500. The management services agreement requires Valletta to refrain from disclosing confidential information about SPSS and to abstain from competing with SPSS during the term of the management services agreement and for a period of eighteen months thereafter. Mr. Durrell has agreed to be bound by the terms and conditions of the management services agreement and to act as Vice-President, International and to head SPSS' non-western hemisphere operations.

CONSULTING AGREEMENT

     SPSS has entered into a consulting agreement, dated as of January 1, 1997, with Norman H. Nie Consulting L.L.C., an Illinois Limited Liability Company. Nie Consulting is to provide thirty (30) hours per month of consulting services on various matters relating to the business of SPSS. This consulting agreement provides for a one-year term with automatic one-year extensions unless Nie Consulting or SPSS gives a written notice of termination at least 30 days prior to the expiration of the initial term or any extension. SPSS may terminate this consulting agreement for cause, in which event SPSS shall pay Nie Consulting all accrued but unpaid compensation. The agreement also provides that Nie Consulting is to receive annual compensation of $80,800 and reimbursement of reasonable out of pocket expenses incurred in performing services under the consulting agreement. The consulting agreement requires that the Nie Consulting refrain from disclosing confidential information about SPSS during the term of the consulting agreement and for a period of five years after its expiration. In addition, the consulting agreement requires that Nie Consulting abstain from competing with SPSS during his consultancy and for a period of one-year after the consultancy ceases.

CHANGE OF CONTROL AGREEMENTS

     On May 1, 1998, SPSS entered into change of control agreements with its named executive officers. These agreements provide certain benefits to any one or more officers who is terminated or constructively terminated following a change of control. The agreements provide that, if the executive is terminated without cause or constructively terminated within two years following a change of control, then the executive may receive benefits including a severance package equal to the greater of (a) the aggregate cash compensation received in the immediately preceding fiscal year, or (b) two times the executive's base salary received in the immediately preceding fiscal year; the accelerated vesting of all previously unvested options; and participation in the same health and welfare benefits he or she received at any time within 120 days of the change of control for eighteen months following that date of such termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Goldstein, Blair and Lutz were directors and members of the Compensation Committee during the last fiscal year. None of the members of the Compensation Committee has ever been an officer or employee of SPSS or any of its subsidiaries.

REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors

     The Compensation Committee of the Board of Directors is composed entirely of directors who have never served as officers of SPSS. The Compensation Committee develops and administers the compensation programs for SPSS' executive officers. After consideration of the Compensation Committee's recommendations, the entire Board of Directors reviews and approves the base salaries, bonuses and the stock option and benefit programs for SPSS' executive officers. In 1999, the Board approved the Compensation Committee's recommendations in all material respects.

     Compensation Philosophy. SPSS has three principal objectives in its executive compensation programs:

          1. It strives to relate its total compensation for senior management to the achievement of financial benchmarks designed to build shareholder value.

          2. It rewards outstanding individual performance.

          3. It strives to structure its entire compensation package in a manner which is competitive with other executive compensation packages in the software industry, so that it will attract and retain highly capable key executives responsible for the success of SPSS and provide fair compensation for the responsibilities undertaken by those executives.

These goals are met through a combination of salary, bonuses, stock options and other benefits. SPSS is committed to increasing the proportion of the senior executives' compensation which is performance-based, and therefore variable, and to focus on building shareholder value as the primary measure of performance. To the extent practicable, the Compensation Committee's objective is to align the executive officers' financial interests with those of shareholders by focusing on specific financial objectives that the Compensation Committee believes will enhance shareholder value and through the grant of additional options pursuant to SPSS' option plan, the opportunity for management to purchase additional shares on advantageous terms under SPSS' Employee Stock Purchase Plan and through present stock ownership and options.

     The Compensation Committee focuses principally on SPSS' financial performance -- specifically operating and net income -- in determining the amount of bonuses for the executive officers. Therefore, bonuses for these officers are a function of SPSS' overall financial performance relative to budgeted goals. In keeping with SPSS' commitment to increasing the proportion of the senior executives' compensation which is performance-based, base salary levels are designed to increase in comparatively small amounts and bonus compensation is designed so that it can increase or decrease significantly depending on SPSS' overall financial performance.

     The Compensation Committee works with the Chief Executive Officer (the "CEO") to determine the base salary of the other executive officers, to establish targets for the annual bonus program and to allocate the bonus pool among the executive officers. Consistent with the Compensation Committee's philosophy of shifting the proportion of compensation away from fixed to variable types of compensation, the Compensation Committee has targeted growth in total compensation to come from the bonus and other incentive forms of compensation. At the beginning of each year, the Compensation Committee establishes certain budgeted objectives for operating income. The total amount allocated to the annual bonus pool is dependent upon the degree to which budgeted goals are achieved.

     Under SPSS' Third Amended and Restated 1995 Equity Incentive Plan, the Compensation Committee is authorized to make grants of stock options to executive officers. The Compensation Committee normally approves grants once a year and occasionally in connection with significant corporate events. During 1999, the Compensation Committee awarded stock options to executive officers. In determining the size of the option grants, the Compensation Committee considers the impact of the grants on existing shareholders' stock ownership positions and the prospective value of the options as a performance incentive. The number of options previously awarded to and held by executive officers is reviewed and is one factor in determining the size of current option grants.

     The Compensation Committee has established a stock option program for which only policy-making senior executives of SPSS are eligible. Acceleration of the vesting of the options granted to the executive officers as of January, 1999 was contingent upon SPSS achieving certain 1999 revenue and profit levels established by the Board of Directors. Such options are customarily granted in the first half of the calendar year after budgetary targets have been established. The acceleration of these options is earned only if SPSS exceeds, by a significant percentage established by the Compensation Committee, the budgeted performance goals for SPSS operating and net income approved by the Board. In the event of a major corporate event, the Compensation Committee may change these goals.

     In addition to SPSS performance, the Compensation Committee also takes into account exceptional individual performance in determining bonus awards, although it does not assign a specified percentage of senior executive bonus compensation to this.

     Chief Executive Officer Compensation. The Compensation Committee also determines the CEO's base salary and bonus, employing largely the same principles described above, except that the amount of the CEO's bonus is purely a function of the financial performance of SPSS measured against the operating and net income goals established by the Compensation Committee and approved by the Board at the beginning of each year. The Compensation Committee believes that it has established a total compensation package which compares favorably to industry standards. The Compensation Committee considers the total salary and incentive compensation provided to chief executives of similar companies, although it does not target a specific percentile range within this group of similar companies' chief executive compensation in determining the CEO's compensation.

     The Compensation Committee recommends stock option grants reflecting the importance of Mr. Noonan's contribution to SPSS and the importance of aligning Mr. Noonan's interest in SPSS with that of stockholders. In 1999, Mr. Noonan received twice the number of stock options received by the other policy-making senior executives. The Compensation Committee recommended grants to Mr. Noonan of stock options to acquire 50,000 shares of common stock at $20.50 per share effective January 4, 1999. These options vest in the same manner as the stock options for the other senior executives.

     Mr. Noonan's bonus is determined in the same manner as the other policy-making senior executives, except that no portion of Mr. Noonan's bonus is based on exceptional individual performance. It is the Compensation Committee's view that the CEO's compensation should be based solely on the financial performance of SPSS and that, for the CEO, exceptional individual performance is so closely aligned with SPSS financial performance that the CEO's bonus should be based solely on overall SPSS financial performance.

     Tax Considerations. To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to SPSS and to the executive officers of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, SPSS will not necessarily and in all circumstances limit executive compensation to the amount which is permitted to be deductible as an expense of SPSS under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          Compensation Committee of SPSS Inc.

                                          Bernard Goldstein
                                          Michael Blair
                                          Merritt Lutz

EQUITY INCENTIVE PLAN

     Pursuant to the Third Amended and Restated 1995 Equity Incentive Plan (the "1995 Equity Incentive Plan"), SPSS may award stock options and a variety of other equity incentives to directors, executive officers, other key executives, employees and independent contractors of SPSS and any of its subsidiaries. The Board is authorized to delegate to the Compensation Committee the administration of the 1995 Equity Incentive Plan. The purpose of the 1995 Equity Incentive Plan is to further the success of SPSS by attracting and retaining key management and other talent and providing to such persons incentives and rewards tied to SPSS' business success.

     The maximum number of shares of SPSS common stock that may be issued or transferred to such persons under the 1995 Equity Incentive Plan may not exceed 1,800,000, net of any shares of SPSS common stock tendered, actually or by attestation, in payment of the exercise price of the equity incentives or any applicable withholding taxes. In order to encourage executives to exercise vested options and thereby increase direct ownership of SPSS common stock by management, the Board has approved the grant of "reload options" at the then-current market price to the exercising individual in an amount equal to the sum of the number of shares of SPSS common stock tendered, actually or by attestation, in payment of the exercise price of the equity incentives or any applicable withholding taxes.

     Pursuant to the 1999 Employee Equity Incentive Plan, SPSS may award stock options and a variety of other equity incentives to non-executive officer, non-director employees and independent contractors of SPSS and any of its subsidiaries. The Board is authorized to delegate to the Compensation Committee the administration of the 1999 Employee Equity Incentive Plan. The purpose of the 1999 Employee Equity Incentive Plan is to further the success of SPSS by attracting outstanding employees and other talent and providing to such persons incentives and rewards tied to SPSS' business success. The maximum number of shares of SPSS common stock that may be issued or transferred to such persons in any given calendar year is three percent (3%) of the greatest number of total SPSS common stock outstanding in the previous calendar year.

PERFORMANCE GRAPH

     The following graph shows the changes in $100 invested since December 31, 1994, in SPSS' common stock, the Nasdaq 100 Stocks Index and S&P Computer Software and Services Index, a specialized industry focus group, assuming that all dividends were reinvested.
[PERFORMANCE GRAPH

                                                                                                         S&P COMPUTER SOFTWARE &
                                                   SPSS (NASDAQ: SPSS)       NASDAQ 100 STOCK INDEX          SERVICES INDEX
                                                   -------------------       ----------------------      -----------------------
12/31/94                                                 100.00                      100.00                      100.00
12/31/95                                                 213.70                      144.67                      165.44
12/31/96                                                 305.48                      270.48                      195.81
12/31/97                                                 210.96                      248.77                      357.88
12/31/98                                                 206.85                      460.98                      648.29
12/31/99                                                 276.71                      930.95                      981.98


                                             12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99
   SPSS (NASDAQ: SPSS)                       $100.00    $213.70    $305.48    $210.96    $206.85    $276.71
   NASDAQ 100 Stock Index                    $100.00    $144.67    $270.48    $248.77    $460.98    $930.95
   S&P Computer Software & Services Index..  $100.00    $165.44    $195.81    $357.88    $648.29    $981.98

TRANSACTIONS WITH NORMAN NIE

     Dr. Nie received 5,000 options for his services as Chairman of the Board in 1999 and $80,800 for product development work on a part-time basis. Dr. Nie is a limited partner in Computer Software Development Company, a research and development limited partnership to which SPSS incurred royalty expense of $249,000 in 1997, $234,000 in 1998 and $237,000 in 1999.

STOCKHOLDERS AGREEMENT

     In connection with SPSS' initial public offering, SPSS and the individuals and entities who were stockholders before the initial public offering entered into an agreement containing registration rights with respect to outstanding capital stock of SPSS and granting to each of the Nie Trust and Morgan Stanley Venture Capital Fund, so long as they own beneficially more than 12.5% of the capital stock of SPSS, the right to designate one nominee (as part of the management slate) in each election of directors at which directors of the class specified for the holder are to be elected. Since the completion of the February 1995 offering, Morgan Stanley Venture Capital Fund owned less than 12.5% and currently owns no capital stock of SPSS. Currently, the Nie Trust owns less than 12.5% of the Capital Stock of SPSS.

     As required by the stockholders agreement, the holders of restricted securities constituting more than seven percent of the outstanding shares at any time may require SPSS to register under the Securities Act all or any portion of the restricted securities held by the requesting holder or holders for sale in the manner specified in the notice. SPSS is not bound to honor the request unless the proceeds from the registered sale can reasonably be expected to exceed $5,000,000. SPSS estimates that the cost of complying with demand registration rights would be approximately $50,000 for a single registration.

     All of the stockholders who acquired their shares before the initial public offering have piggyback registration rights, which entitle them to seek inclusion of their common stock in any registration by SPSS, whether for its own account or for the account of other security holders or both (except with respect to registration on Forms S-4 or S-8 or another form not available for registering restricted securities for sale to the public). In the event of a request to have shares included in a registration statement filed by SPSS for its own account, SPSS' underwriters may generally reduce, pro rata, the amount of common stock to be sold by the stockholders if the inclusion of all such securities would be materially detrimental to SPSS' offering.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table shows, as of March 17, 2000, the number and percentage of shares of common stock beneficially owned by:

     - each person known by SPSS to own beneficially more than 5% of the outstanding shares of the common stock;

     - each director of SPSS;

     - each named executive officer of SPSS; and

     - all directors and executive officers of SPSS as a group.

Unless otherwise indicated in a footnote, each person possesses sole voting and investment power with respect to the shares indicated as beneficially owned.

     The business address for Mr. Lutz is the office of Morgan Stanley Dean Witter & Co. at 750 Seventh Avenue, 16th floor, New York, New York 10019. The business address of Mr. Goldstein is the office of Broadview Associates, L.P., One Bridge Plaza, Fort Lee, New Jersey 07024. The business address for Michael Blair is the office of Cyborg Systems, Inc., Two North Riverside Plaza, 12th floor, Chicago, Illinois 60606. The business address of Fidelity Management & Research Company is 82 Devonshire Street, Boston, Massachusetts 02109. The business address for the T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. The business address for Daruma Asset Management, Inc. is 60 East 42nd Street, Suite 1111, New York, New York 10165. The business address for Brown Capital Management, Inc. is

1201 N. Calvert Street, Baltimore, Maryland 21202. The business address of each other person listed below is 233 South Wacker Drive, Chicago, Illinois 60606.

                                                                       SHARES
                                                                 BENEFICIALLY OWNED
                                                                --------------------
                                                                 NUMBER      PERCENT
                                                                 ------      -------
Norman H. Nie, individually, as Trustee of the Nie Trust and as a Director and President of the Norman and Carol Nie
  Foundation, Inc.(1).......................................    1,030,343     10.5%
Brown Capital Management, Inc.(2)...........................      933,900      9.6%
T. Rowe Price Associates, Inc.(3)...........................      906,400      8.8%
Fidelity Management & Research Company(4)...................      861,100      9.3%
Daruma Asset Management, Inc.(5)............................      549,400      5.6%
Jack Noonan(6)..............................................      331,574      3.3%
Bernard Goldstein(7)........................................       54,210         *
Louise Rehling(8)...........................................      144,411      1.5%
Edward Hamburg(9)...........................................      169,263      1.7%
Mark Battaglia(10)..........................................      148,546      1.5%
Susan Phelan(11)............................................      131,983      1.3%
Ian Durrell(12).............................................       93,830      1.0%
Merritt M. Lutz(13).........................................       32,099         *
Michael D. Blair (14).......................................       11,479         *
All directors and executive officers as a group (10
  persons)(15)..............................................    2,147,738     19.8%

-------------------------
  * The percentage of shares beneficially owned does not exceed 1% of the Common Stock.

 (1) Includes 53,710 shares which are through options exercisable within 60 days; 90,433 shares held of record by the Norman and Carol Nie Foundation, Inc.; and 851,200 shares held by the Nie Trust and 35,000 shares held individually. Dr. Nie shares voting and investment power over the 90,433 shares held by the Nie Foundation with Carol Nie.

 (2) Brown Capital Management, Inc., is the beneficial owner of 933,900 shares of SPSS common stock and an investment advisor in accordance with Section 203 of the Investment Advisor Act. This information was taken from Brown's
     Schedule 13G dated February 10, 2000.

 (3) T. Rowe Price Associates, Inc. is the beneficial owner of 906,400 shares of SPSS common stock and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. This information was taken from T. Rowe Price's Schedule 13G dated February 8, 2000.

 (4) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 861,100 shares of SPSS common stock as a result of acting as investment adviser to several investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 861,100 shares of SPSS common stock. FMR Corp. has the power to dispose of the shares of SPSS common stock. The Board of Trustees directs the voting of the shares of SPSS common stock. This information was taken from FMR Corporation's Schedule 13G, filed on February 14, 2000.

 (5) Daruma Asset Management, Inc. is the beneficial owner of 549,400 shares of SPSS common stock and an investment advisor in accordance with Section 203 of the Investment Advisor Act. This information was taken from Daruma's
     Schedule 13G dated February 10, 2000.

 (6) Includes 321,327 shares through options exercisable within 60 days.

 (7) Includes 18,766 shares through options exercisable within 60 days.

 (8) Includes 200 shares held in the Stella S. Hechtman Trust. Ms. Rehling is the Trustee and has the voting and investment power over the 200 shares held in the trust. She disclaims beneficial ownership of these shares. Includes 141,496 shares through options exercisable within 60 days.

 (9) Includes 160,463 shares through options exercisable within 60 days.

(10) Includes 148,163 shares through options exercisable within 60 days.

(11) Includes 129,997 shares through options exercisable within 60 days.

(12) Mr. Durrell is the beneficial owner of these shares, which consist solely of 93,830 shares through options exercisable within 60 days held of record by Valletta.

(13) Includes 18,766 shares through options exercisable within 60 days.

(14) Includes 11,479 shares through options exercisable within 60 days.

(15) Includes 1,099,983 shares through options exercisable within 60 days.

                                   PROPOSAL 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of KPMG LLP to serve as independent auditors of SPSS with respect to the 2000 fiscal year and proposes the ratification by the stockholders of such selection. KPMG LLP has served as SPSS' independent auditors since 1985, is familiar with the business and operations of SPSS and has offices convenient to SPSS' offices.

     Representatives of KPMG LLP will be present at the annual meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
                                RATIFICATION OF
   THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. SPSS believes that, during fiscal year 1999, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements with the following exception: a late report on Form 5 filed by Dr. Norman H. Nie regarding an exercise of 35,000 options. In making this statement, SPSS has relied upon examination of the copies of Forms 3, 4 and 5 provided to SPSS and the written representations of its directors, executive officers and 10% shareowners.

                   SOLICITATION AND EXPENSES OF SOLICITATION

     The expenses of preparing and mailing this Proxy Statement and the accompanying form of proxy and the cost of solicitation of proxies on behalf of the Board will be paid by SPSS. Proxies may be solicited by personal interview, mail or telephone. Brokerage houses, other custodians and nominees will be asked whether other persons are beneficial owners of the shares which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. SPSS will reimburse parties holding stock in their names or in the names of their nominees for their reasonable expenses in sending the proxy materials to their principals.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2001 ANNUAL MEETING

     Stockholder proposals for inclusion in the Proxy Statement to be issued in connection with the 2001 Annual Meeting of Stockholders must be mailed to the Secretary, SPSS Inc., 233 South Wacker Drive, Chicago, Illinois 60606, and must be received by the Secretary on or before January 17, 2001. Additionally, if a proponent of a stockholder proposal at the 2001 Annual Meeting of Stockholders fails to provide notice of the intent to make such a proposal by personal delivery or mail to SPSS on or before April 1, 2001 or by an earlier or later date, if such date is established by amendment to SPSS' by-laws, then any proxy solicited by management may confer discretionary authority to vote on such proposal. SPSS will consider only proposals meeting the requirements of applicable SEC rules.

                                 ANNUAL REPORT

     A copy of SPSS' Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1999 is being mailed with this Proxy Statement to each stockholder entitled to vote at the annual meeting. STOCKHOLDERS NOT RECEIVING A COPY OF THE ANNUAL REPORT ON FORM 10-K MAY OBTAIN ONE WITHOUT CHANGE BY WRITING OR CALLING EDWARD HAMBURG, SECRETARY, SPSS INC., 233 SOUTH WACKER DRIVE, CHICAGO, ILLINOIS 60606, TELEPHONE (312) 651-3000.

                                          By order of the Board of Directors

                                          [HAMBURG SIG]
                                          Edward Hamburg
                                          Secretary of SPSS Inc.

PROXY                              SPSS INC.                               PROXY

          This Proxy is Solicited on Behalf of the Board of Directors For The Annual Meeting of Stockholders to be held June 14, 2000

The undersigned stockholder hereby constitutes Jack Noonan and Edward Hamburg proxies, with full authority and hereby revoking all other proxies heretofore given with respect to such stock, which may be exercised by either one or both of them, with power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders of SPSS Inc. ("SPSS") to be held at the offices of SPSS, 233 South Wacker Drive, Chicago, Illinois, at 1:00 p.m. (local time) on June 14, 2000 (the "Meeting"), and at any adjournment thereof, as designated herein, and the proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting.


     New Address:
                 -------------------------------------

     -------------------------------------------------

     -------------------------------------------------


     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                 (Continued and to be signed on reverse side.)

-------------------------------------------------------------------------------

                                                             SPSS, INC.

                             PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

[                                                                                                                                  ]

The Board of Directors recommends approval of ALL proposals.


                                                     FOR ALL (Except
                                    FOR    WITHHOLD  Nominee(s)
                                    ALL      ALL     Written Below)                                       FOR    AGAINST   ABSTAIN
1. Election of Directors to serve   [ ]      [ ]          [ ]           2. To ratify the selection of       [ ]      [ ]       [ ]
   a term expiring in 2003:                                                KPMG LLP as independent
   Nominees: 01-Jack Noonan                                                auditors for SPSS for 2000.
             02-Michael D. Blair


   -------------------------------                                      Check here if you plan to attend   [ ]
                                                                        the meeting.

                                                                        Check here for address change.     [ ]



                                                                        This proxy when properly executed will be voted in the
                                                                        manner directed herein by the undersigned stockholder.
                                                                        If no direction is made, this proxy will be voted FOR
                                                                        Proposals 1 and 2.


                                                                                     Dated:___________________________________, 2000

                                                                        Signatures(s)_______________________________________________

                                                                        ____________________________________________________________

                                                                        Please sign exactly as name appears hereon. Joint owners
                                                                        should each sign personally. Executors, trustees, officers, etc., should indicate their titles when signing.

-----------------------------------------------------------------------------------------------------------------------------------

                                                     -  FOLD AND DETACH HERE -

                                                      YOUR VOTE IS IMPORTANT!


                                               PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                  IN THE ENCLOSED RETURN ENVELOPE.
